BRAZOS MUTUAL FUNDS

                     BRAZOS/JMIC Small Cap Growth Portfolio

                     Supplement dated January 5, 1998 to the

                       Prospectus dated December 31, 1996



     "Prospectus Summary," page 4, "Administrative Services," is amended by the addition of the following:

          Rodney Square has entered into an agreement with PFPC Inc. ("PFPC") pursuant to which PFPC will acquire the fund administration business of Rodney Square. Effective January 5, 1998, the services previously provided to the Fund by Rodney Square will be provided by PFPC. Telephone, mail and wire instructions contained in this prospectus shall remain as stated herein until further notice.

     "Purchase of Shares," page 12, "Other Purchase Information" is amended by the deletion of the last paragraph and addition of the following:

          Service Agents, or if applicable, their designees, that have entered into agreements with the Fund or its agent may enter confirmed purchase or redemption orders on behalf of clients and customers, with payment to follow no later than the Portfolio's pricing on the following business day. If payment is not received by the Fund's Transfer Agent by such time, the Service Agent could be held liable for resulting fees or losses. A Portfolio may be deemed to have received a purchase or redemption order when a Service Agent, or, if applicable, its authorized designee, accepts the order. Orders received by the fund in proper form will be priced at the Portfolio's net asset value next computed after they are accepted by the Service Agent or its authorized designee. Service Agents are responsible to their customers and the Fund for timely transmission of all subscription and redemption requests, investment information, documentation and money.

     "Administrative Services," page 21, is amended by the addition of the following:

          Rodney Square has entered into an agreement with PFPC Inc. ("PFPC") pursuant to which PFPC will acquire the fund administration business of Rodney Square. Effective January 5, 1998, the services previously provided to the Fund by Rodney Square will be provided by PFPC. Telephone, mail and wire instructions contained in this prospectus shall remain as stated herein until further notice.

          PFPC, located at 400 Bellevue Parkway, Wilmington, Delaware 19809, is an indirect wholly-owned subsidiary of PNC Bank Corp., a multi-bank holding company. PFPC will provide administrative services identical to the services previously provided by Rodney Square, under the same terms and conditions and for the same fee.



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